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                                                                 Exhibit (a)(35)

                                     FORM OF

                               AMENDMENT NO. 29 TO
                    AMENDED AND RESTATED DECLARATION OF TRUST
                               OF ING MUTUAL FUNDS

         THIS AMENDMENT NO. 29 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of the 11th day of July, 2002 by the undersigned, constituting all of the Trustees of ING Mutual Funds (the "Trust").

         WHEREAS, the Amended and Restated Declaration of the Trust adopted as of December 17, 1992, as heretofore amended, designated certain Series of Interests of the Trust; and

         WHEREAS, the Board of Trustees has authorized an amendment to the Declaration of Trust to create seven additional series of Interests of the Trust to be known as follows:

                 ING Asia-Pacific Equity Fund:
                 ING European Equity Fund;
                 ING Global Technology Fund;
                 ING Global Real Estate Fund;
                 ING International Fund;
                 ING Precious Metals Fund; and
                 ING Russia Fund

         NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:

         The second sentence of Section 8.8 of the Declaration of Trust is hereby amended and restated to read in full as follows:

"Without limiting the authority of the Trustees set forth in this Section 8.8 to establish and designate any further series, the Trustees hereby establish and designate sixteen series, as follows:

                 ING Asia-Pacific Equity Fund;
                 ING Convertible Fund;
                 ING Emerging Countries Fund;
                 ING Equity and Income Fund;
                 ING European Equity Fund;
                 ING Global Technology Fund;
                 ING Global Real Estate Fund;
                 ING High Yield Opportunity Fund;
                 ING International Fund;
                 ING International SmallCap Growth Fund;
                 ING LargeCap Growth Fund;
                 ING Money Market Fund;
                 ING Precious Metals Fund;
                 ING Russia Fund;
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                 ING Strategic Income Fund; and
                 ING Worldwide Growth Fund"

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



----------------------------------           ---------------------------------
Paul S. Doherty, as Trustee                  Jock Patton, as Trustee


----------------------------------           ---------------------------------
J. Michael Earley, as Trustee                David W.C. Putnam, as Trustee


----------------------------------           ---------------------------------
R. Barbara Gitenstein, as Trustee            Blaine E. Rieke, as Trustee


----------------------------------           ---------------------------------
R. Glenn Hilliard, as Trustee                John G. Turner, as Trustee


----------------------------------           ---------------------------------
Walter H. May, as Trustee                    Roger B. Vincent, as Trustee


----------------------------------           ---------------------------------
Thomas J. McInerney, as Trustee              Richard A. Wedemeyer, as Trustee